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                                                             Exhibit 99.Cert.906

FORM N-CSR ITEM 11(b) EXHIBIT

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Limited Duration Income Fund(the "Fund"), that:

  (a) the Annual Report of the Fund on Form N-CSR for the period ended April 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Fund for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE FUND AND WILL BE RETAINED BY THE FUND AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

Date: June 16, 2004
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 /s/ James L. O'Connor
-----------------------------------------------
James L. O'Connor
Treasurer

Date: June 16, 2004
      -------------


 /s/ Thomas E. Faust Jr.
-----------------------------------------------
Thomas E. Faust Jr.
President